                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2004


                          JOHN Q. HAMMONS HOTELS, L.P.
             (Exact name of registrant as specified in its charter)


               DELAWARE                               43-1523951
    (State or other jurisdiction of                 (IRS Employer
     incorporation or organization)              Identification No.)


                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                            SPRINGFIELD, MO 65806
                   (Address of principal executive offices)




                              (417) 864-4300
           (Registrant's telephone number, including area code)



                                 NOT APPLICABLE

        (Former name or former address, if changed since last report)

ITEM 7.    EXHIBITS.

    Exhibit No.                         Exhibit
    -----------                         -------
       99.1        Press Release Dated August 9, 2004, issued by John
                   Q. Hammons Hotels, Inc., the registrant's general
                   partner.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.



Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's general partner's second quarter 2004 earnings press release dated August 9, 2004.




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
                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JOHN Q. HAMMONS HOTELS, L.P.

                                    By:   John Q. Hammons Hotels, Inc.,
                                    its general partner


                                    By:      /s/ Paul E. Muellner
                                          ------------------------------
                                          Name:  Paul E. Muellner
                                          Title: Chief Financial Officer


Date: August 9, 2004

                                  EXHIBIT INDEX

    Exhibit No.                           Exhibit
    -----------                           -------
       99.1        Press Release Dated August 9, 2004 issued by John Q.
                   Hammons Hotels, Inc.




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